OTHER INCOME, NET	12 Months Ended
Dec. 31, 2021
OTHER INCOME, NET
OTHER INCOME, NET

5.    OTHER INCOME, NET

	For the years ended December 31,
	2019	2020	2021
	RMB	RMB	RMB
Guarantee income	18,574,433	14,687,691	6,364,065
Donations	(701,000)	(12,395,500)	(4,453,015)
Total	17,873,433	2,292,191	1,911,050

Since 2016, the Group issued debt payment guarantees and redemption guarantees in favor of JinkoPower, a related party (Note 28). The guarantee liability which corresponds with the guarantee fees received is being amortized in straight line during the guarantee period from 1 to 16 years based on the life of the outstanding guaranteed bank loans by recognizing a credit to other income.

Donations for the years ended December 31, 2020 and 2021 were primarily due to the Group’s charitable donations in sight of the outbreak of COVID-19.